SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest Event reported) October 2, 2000


                                Intellicall, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                           0-10588              75-19993841
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
     incorporation)                                          Identification No.)


                2155 Chenault, Suite 410 Carrollton, Texas 75006
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (972) 416-0022



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Item 4.  Changes in the Registrant's Certifying Accountant.

(a) On October 2, 2000 the Company retained Deloitte & Touche LLP to serve as the Company's principal independent accountants. During the Company's past two fiscal years and the periods following December 31, 1999, the Company did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits.

(b)      Exhibits:         None



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                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               INTELLICALL, INC.


                                               By: /s/ R. Phillip Boyd
                                                   ---------------------------
                                               Title:  Chief Financial Officer

DATE:  October 4, 2000